                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-14164                  95-3518892
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                  712 FIFTH AVENUE
                  NEW YORK, NEW YORK                            10019
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On September 15, 2005, Hollinger International Inc. (NYSE: HLR) (the "Company") issued a press release to make, pending the filing with the Securities and Exchange Commission ("SEC") of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "2004 10-K"), certain disclosures with respect to the Company's financial condition and results of operations as of and for the fiscal year ended December 31, 2004. These disclosures include management's discussion and analysis ("MD&A") of financial condition and results of operations for the three year period ended December 31, 2004 and unaudited financial information as of December 31, 2004 and 2003 and for each of the years in the three year period ended December 31, 2004. The MD&A represents a draft of the discussion to be included in the Company's 2004 10-K and, as such, refers to items and notes to the consolidated financial statements not included in the press release or herein. The press release and this Report on Form 8-K should be read in conjunction with the Company's Report on Form 8-K dated August 29, 2005 and filed with the SEC, which describes a restatement of certain previously published financial statements.

            The Company also announced that it intends to file its 2004 10-K upon the completion of procedures with respect to internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Company expects to report that its internal control over financial reporting was not effective as of December 31, 2004.

            The press release is furnished as Exhibit 99.1 to this report. The information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)   None.
(b)   None.
(c)   Exhibits.


EXHIBIT NUMBER       DESCRIPTION OF EXHIBITS
--------------       -----------------------
99.1.                Press Release dated September 15, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HOLLINGER INTERNATIONAL INC.
                                            (Registrant)

Date: September 15, 2005            By:    /s/ James R. Van Horn
                                    Name:  James R. Van Horn
                                    Title: VP, General Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBIT NUMBER       DESCRIPTION OF EXHIBITS
--------------       -----------------------
99.1.                Press Release dated September 15, 2005.